Exhibit 10.2.5

CENTRAL GARDEN & PET COMPANY

FIFTH AMENDMENT

TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of December 17, 2004 between CENTRAL GARDEN & PET COMPANY, a Delaware corporation (“Borrower”) and CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for Lenders (“Administrative Agent”), and is made with reference to that certain Credit Agreement dated as of May 14, 2003, as amended to date (as so amended, the “Credit Agreement”), by and among Borrower, the financial institutions listed therein as Lenders, the Co-Syndication Agents named therein, and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, Borrower, Agents and Lenders desire to amend the Credit Agreement (i) to reduce the Applicable LIBOR Margin with respect to the Tranche B Term Loans and the Revolving Loans, (ii) to reduce the commitment fee with respect to the Revolving Loans, (iii) to permit certain acquisitions by the Borrower in addition to those provided for in the acquisition covenant, (iv) to provide for a premium for the holders of the Tranche B Term Loan in the event of future repricing amendments, and (v) to make certain other amendments as provided herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1 Amendments to Section 1: Definitions

A. Applicable LIBOR Margin. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Applicable LIBOR Margin” appearing therein in its entirety and substituting the following therefor:

“ ‘Applicable LIBOR Margin’ means (a) with respect to Tranche B Term Loans that are LIBOR Loans, 1.75% per annum, and (b) with respect to Revolving Loans that are LIBOR Loans, a percentage per annum as set forth below opposite the applicable Consolidated Total Leverage Ratio:

Consolidated Total Leverage Ratio	Applicable LIBOR Margin	Commitment Fee Percentage
greater than or equal to 3.50:1.00	2.25%	0.500%
less than 3.50:1.00 but greater than or equal to 3.00:1.00	2.00%	0.375%
less than 3.00:1.00 but greater than or equal to 2.50:1.00	1.75%	0.375%
less than 2.50:1.00 but greater than or equal to 2.00:1.00	1.50%	0.250%
less than 2.00:1.00	1.25%	0.250%”

B. Commitment Fee Percentage. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definition of “Commitment Fee Percentage” appearing therein in its entirety and substituting the following therefor:

“ ‘Commitment Fee Percentage’ means, as of any date of determination, the amount set forth opposite the applicable Consolidated Total Leverage Ratio for the most recently ended Fiscal Quarter in the table appearing in the definition of ‘Applicable LIBOR Margin’.”

1.2 Amendments to Section 6: Borrower’s Affirmative Covenants

Section 6 of the Credit Agreement is hereby amended by adding a new subsection 6.12 to the end thereof as follows:

“6.12 Repricing Premium.

If subsection 2.2 of this Agreement or the definitions of “Applicable LIBOR Margin” or “Applicable Base Rate Margin” are amended or modified in any manner that decreases the interest rate applicable to the Term Loans, Borrower shall pay a premium to Administrative Agent for the ratable benefit of the Lenders of the Term Loans equal to 1.00% of the principal amount of the Term Loans so repriced.”

1.3 Amendments to Section 7: Borrower’s Negative Covenants

Subsection 7.3 of the Credit Agreement is hereby amended by deleting clause (viii) thereof in its entirety and substituting the following therefor:

“(viii) in addition to acquisitions permitted pursuant to clause (v) and investments permitted pursuant to clause (vi) above, Borrower may (1) consummate the Kent Marine Acquisition and the New England Pottery

Acquisition as described in the definitions thereof, (2) acquire substantially all of the assets of the global pet supplies business of Lawrence PLC and Interpet Limited pursuant to that certain Agreement of Purchase and Sale dated as of January 31, 2004, (3) acquire substantially all of the assets of KRB Seed Company, LLC on terms and conditions acceptable to Administrative Agent, and (4) acquire substantially all of the assets of Burden’s Birds and Energy Savers Unlimited, Inc., on terms and conditions acceptable to Administrative Agent; provided that no Potential Event of Default or Event of Default shall have occurred or be continuing as a result of any such acquisition or after giving effect thereto.”

Section 2. CONDITIONS TO EFFECTIVENESS

Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Fifth Amendment Effective Date”):

A. On or before the Fifth Amendment Effective Date, Borrower shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) copies of this Amendment, executed by Borrower and each Credit Support Party.

B. On or before the Fifth Amendment Effective Date, Administrative Agent shall have executed copies of this Amendment on behalf of itself and consenting Lenders.

C. On or before the Fifth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

Section 3. BORROWER’S REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

A. Corporate Power and Authority. Borrower and each Credit Support Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”).

B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower and each Credit Support Party.

C. No Conflict. The execution and delivery by Borrower and each Credit Support Party of this Amendment and the performance by Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries, except pursuant to the Loan Documents, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Borrower or any of its Subsidiaries.

D. Governmental Consents. The execution and delivery by Borrower and each Credit Support Party of this Amendment and the performance by Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

E. Binding Obligation. This Amendment has been duly executed and delivered by Borrower and each Credit Support Party and this Amendment and the Amended Agreement are the legally valid and binding obligations of Borrower and each Credit Support Party, enforceable against Borrower and each Credit Support Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 4. ACKNOWLEDGEMENT AND CONSENT

Borrower is a party to certain Collateral Documents pursuant to which Borrower has created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Each Subsidiary is a party to a Subsidiary Guaranty and certain Collateral Documents pursuant to which such Subsidiary has (i) guarantied the Obligations and (ii) created Liens in favor of Administrative Agent on certain Collateral to secure the obligations of such Subsidiary under the Subsidiary Guaranty. Borrower and each Subsidiary are collectively referred to herein as the “Credit Support Parties”, and the Subsidiary Guaranties and Collateral Documents referred to above are collectively referred to herein as the “Credit Support Documents”.

Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all “Obligations,” “Guarantied Obligations” and “Secured Obligations,” or other similar terms, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including, without limitation, the payment and performance of all such “Obligations,” “Guarantied Obligations” or “Secured Obligations,” or similar terms, as the case may be, in respect of the Obligations of Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes.

Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

Each Credit Support Party (other than Borrower) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

Section 5. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B. Fees and Expenses. Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Borrower, each Credit Support Party and Administrative Agent and the execution of a Lender Consent by consenting Lenders and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

CENTRAL GARDEN & PET COMPANY
By:
Name:	Stuart W. Booth
Title:	Vice President & Chief Financial Officer

ALL-GLASS AQUARIUM CO., INC.
CGP ACQUISITION CORP. I, LLC
FOUR PAWS PRODUCTS LTD.
GRANT LABORATORIES, INC.
GRO TEC, INC.
KAYTEE PRODUCTS, INC.
MATTHEWS REDWOOD & NURSERY SUPPLY, INC.
NEW ENGLAND POTTERY, LLC
NORCAL POTTERY PRODUCTS, INC.
OCEANIC SYSTEMS, INC.
PENNINGTON SEED INC. OF NEBRASKA
PENNINGTON SEED, INC.
PHAETON CORPORATION
SEEDS WEST, INC.
T.F.H. PUBLICATIONS, INC.
WELLMARK INTERNATIONAL
(for purposes of Section 4 only) as a Credit Support Party

By:
Name:	Stuart W. Booth
Title:	Vice President & Chief Financial Officer

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CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent
By:
Dean J. Decker
Managing Director
CIBC World Markets Corp., AS AGENT

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EXHIBIT A

to Fifth Amendment

to Credit Agreement

CONSENT OF LENDER

Reference is hereby made to the Fifth Amendment to Credit Agreement (the “Amendment”) dated as of December     , 2004 by and between Central Garden & Pet Company, a Delaware corporation (“Borrower”), and Canadian Imperial Bank of Commerce, as administrative agent for the Lenders (“Administrative Agent”), which is made with reference to that certain Credit Agreement dated as of May 14, 2003, as amended to date (as so amended, the “Credit Agreement”), by and among Borrower, the financial institutions listed therein as Lenders, the Co-Syndication Agents listed therein, and the Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of the Amendment by Administrative Agent on its behalf, substantially in the form of the draft presented to the undersigned Lender.

Dated: December     , 2004

[Name of Institution]
By:
Name:
Title:

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